SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary  Proxy Statement
[ ] Confidential for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional  Materials
[ ] Soliciting  Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          Coda Music Technolgoy, Inc.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
      and 0-11

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:


[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:
1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           CODA MUSIC TECHNOLOGY, INC.



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



         The Annual Meeting of Shareholders of Coda Music Technology, Inc. will be held on April 25, 2000, at 3:30 p.m. (Minneapolis time), at the IDS Center, 50th Floor, 80 South 8th Street, Minneapolis, Minnesota, for the following purposes:

         1.       To set the number of directors at five (5).

         2.       To elect directors for the ensuing year.

         3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

         Only shareholders of record at the close of business on March 13, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof.

         Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        John W. Paulson
                                        Chief Executive Officer

Eden Prairie, Minnesota
March 24, 2000

                           CODA MUSIC TECHNOLOGY, INC.

                         Annual Meeting of Shareholders
                                 April 25, 2000


                                 PROXY STATEMENT


                                  INTRODUCTION

         Your Proxy is solicited by the Board of Directors of Coda Music Technology, Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on April 25, 2000, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota 55346-1718. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about March 24, 2000.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed March 13, 2000, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 13, 2000, 6,355,359 shares of the Company's Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of March 13, 2000. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

  Name and Address of             Number of Shares          Percent of
   Beneficial Owner              Beneficially Owned          Class (1)

Benson K. Whitney                   1,250,681(2)             19.7%
  821 Marquette Avenue
  Minneapolis, MN 55402

J.M. Hixon Partners, LLC            1,158,847(3)             18.2%
  821 Marquette Avenue
  Minneapolis, MN 55402

Gordon F. Stofer                      681,352(4)             10.7%
  7601 France Avenue S.
  Minneapolis, MN  55435

Cherry Tree Ventures IV               667,221(5)             10.5%
  7601 France Avenue S.
  Minneapolis, MN 55435

John W. Paulson                       480,500(6)              7.6%
  6210 Bury Drive
  Eden Prairie, MN  55346
------------------------

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 13, 2000, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Includes (i) 1,000 shares issuable pursuant to a currently exercisable warrant, (ii) 769,231 shares held by J.M. Hixon Partners, LLC ("Hixon Partners"), (iii) 384,616 shares issuable pursuant to currently exercisable warrants held by Hixon Partners, (iv) 5,000 shares issuable pursuant to a currently exercisable option held by Hixon Partners, (v) 65,834 shares held by Gideon Hixon Ventures ("Hixon Ventures") and (vi) 7,500 shares issuable pursuant to a currently exercisable warrant held by Hixon Ventures. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(3) Includes (i) 384,616 shares issuable pursuant to currently exercisable warrants and (ii) 5,000 shares issuable pursuant to a currently exercisable option.

(4) Includes (i) 603,759 shares held by Cherry Tree Ventures IV, of which Mr. Stofer is a general partner, and (ii) 63,462 shares issuable pursuant to currently exercisable warrants held by Cherry Tree Ventures
         IV. Mr. Stofer disclaims beneficial ownership in the securities held by Cherry Tree Ventures IV.

(5) Includes 63,462 shares issuable pursuant to currently exercisable warrants.

(6) Includes 180,000 shares which may be purchased upon exercise of options which are exercisable as of March 13, 2000 or within 60 days of such date.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of Common Stock beneficially owned as of March 13, 2000, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

    Name of Beneficial                  Number of Shares           Percent of
 Owner or Identity of Group             Beneficially Owned          Class (1)

 Benson K. Whitney                       1,250,681  (2)              19.7%
 Gordon F. Stofer                          681,352  (3)              10.7%
 John W. Paulson                           480,500  (4)               7.6%
 Mark E. Dunn                               72,583  (5)                 *
 Ronald B. Raup                             62,199                    1.0%
 Barbara S. Remley                          37,500  (6)                 *
 Timothy M. Heaney                          28,270  (7)                 *
 Glenna A. Dibrell                          16,500  (5)                 *
 Larry A. Pape                               9,600  (8)                 *
 All current officers and directors
   as a group (8 persons)                2,639,185  (9)              41.5%
-----------------------
*        Less than 1%

(1)      See footnote (1) to preceding table.

(2)      See footnote (2) to preceding table.

(3)      See footnote (4) to preceding table.

(4)      See footnote (6) to preceding table.

(5) Such shares are not outstanding but may be purchased upon exercise of options which are exercisable as of March 13, 2000 or within 60 days of such date.

(6) Includes 27,500 shares which may be purchased upon exercise of options which are exercisable as of March 13, 2000 or within 60 days of such date.

(7) Includes 1,500 shares held by a trust for the benefit of Mr. Heaney's family and 14,045 shares which may be purchased upon exercise of options and warrants which are exercisable as of March 13, 2000 or within 60 days of such date. Mr. Heaney disclaims beneficial ownership of the shares held by his children's trust.

(8) Includes 300 shares held by Mr. Pape's wife and 9,000 shares which may be purchased upon exercise of options which are exercisable as of March 13, 2000 or within 60 days of such date.

(9) Includes 692,123 shares which may be purchased upon exercise of options and warrants which are exercisable as of March 13, 2000 or within 60 days of such date.


                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

General Information

         The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at five and that five directors be elected at the Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (A) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (B) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

         In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

         The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

      Name                      Age              Position
John W. Paulson                  52     Chief Executive Officer and Chairman
                                        of the Board of Directors
Gordon F. Stofer (1)(2)          53     Director
Larry A. Pape                    53     Director
Benson K. Whitney (1)(2)         43     Director
Timothy M. Heaney                53     Director
--------------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.

         John W. Paulson has been Chief Executive Officer and Chairman of the Board of Directors of the Company since December 1990. From 1982 to 1990, Mr. Paulson was Chairman of Springboard Software, Inc., a publicly held company he founded to develop and market educational and consumer software products. Springboard was subsequently purchased by Spinnaker Software Corp. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years during which time he taught band, keyboard and electronic music classes. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer, and has performed as a professional musician for over ten years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants and the St. Paul Chamber Orchestra.

         Gordon F. Stofer has been a director of the Company since January 1993. Mr. Stofer has been an active investor in the private equity investment industry for 19 years. He is President and co-founder of Cherry Tree Investments, Inc. and a Managing General Partner in the Cherry Tree Ventures partnerships. Prior to founding Cherry Tree Investments, he was a Vice President at Norwest Venture Capital Corporation. He is currently a director of the following public companies: Verdant Brands, Inc. and Insignia Systems, Inc.

         Larry A. Pape has been a director of the Company since September 1993. Mr. Pape is currently an independent investor. He was founder and Chief Executive Officer of Aprisa Multimedia, Inc., a developer of Internet-based corporate training applications, from May 1993 to 1998. From May 1992 until April 1993, he was General Manager of the multimedia division of Radius, Inc., a color publishing and digital video company. He has also held various management positions at Fluent, Inc. from September 1990 to April 1992, Wicat Systems, Inc. from May 1990 to August 1990, Fourth Shift Corporation from July 1983 to April 1990, Apple Computer, Inc., Control Data Corporation and IBM Corporation.

         Benson K. Whitney has been a director of the Company since May 1997. Mr. Whitney is the managing general partner of the Gideon Hixon Fund, a private venture capital partnership. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television.

         Timothy M. Heaney has been a director of the Company since September 1999. Since October 1999, Mr. Heaney has been Vice President and General Counsel and a director of Techne Corporation, a manufacturer of biotechnology products. Prior thereto he practiced law with Fredrikson & Byron, P.A., specializing in general corporate and securities law.

Other Information

         Pursuant to an Investor Rights Agreement among the Company, J.M. Hixon Partners, LLC ("Hixon"), and certain shareholders of the Company entered into at the time of Hixon's investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of the Company's Common Stock, to designate an individual to serve on the Company's Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under that Agreement. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

Committee and Board Meetings

         The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company's internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company's independent public accountants the results of the annual audit. The Audit Committee met twice during fiscal 1999. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company's stock option plan. The Compensation Committee met four times during fiscal 1999. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

         The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 1999, the Board of Directors held four formal meetings. Each incumbent director attended 100% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member with the exception of Larry A. Pape, who attended 50% of the total number of meetings.

Directors' Fees

         Directors are not currently paid fees for attending Board or Committee meetings. Under the Company's 1992 Stock Option Plan each nonemployee director (excluding persons who were nonemployee directors on the date such provision was adopted by the Board and excluding Benson K. Whitney, who has waived his rights under such provision) receives a nonqualified option to purchase 5,000 shares of the Company's Common Stock upon his or her initial election as a director and a nonqualified option to purchase 1,500 shares of Common Stock upon each re-election thereafter. As of April 27, 1999, the date of the 1999 annual meeting, Larry A. Pape received an option for the purchase of 1,500 shares at an exercise price of $1.4375 per share, and Timothy M. Heaney received an option to purchase 5,000 shares at an exercise price of $3.25 per share upon his election to the Board in September 1999. As a further inducement for his agreement to serve on the Board, on September 21, 1999, Mr. Heaney was granted an additional option to purchase 5,000 shares at an exercise price of $3.25 per share

                 CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

         Under the terms of an Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the Company's 1997 private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company's Board of Directors (see "Election of Directors--Other Information").

         In connection with the Company's 1997 private placement the Company granted to J. M. Hixon Partners, LLC and Cherry Tree Ventures IV, an affiliate of Gordon F. Stofer, certain registration rights. The Company has prepared and filed a registration statement on Form S-3 covering resale of the shares acquired in the private placement and shares which may be acquired upon exercise of the private placement warrants.

         Until he joined Techne Corporation in October 1999, Mr. Heaney was a shareholder and officer of Fredrikson & Byron, P.A. Fredrikson & Byron, P.A. is regularly retained to provide legal services to the Company.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Chief Executive Officer and each other executive officer of the Company (the "Named Executive Officers") who received total salary and bonus compensation in excess of $100,000 for 1999.


                                            Summary Compensation Table

                                                                                                   Long-term
                                                          Annual Compensation                     Compensation
                                                        ------------------------            -------------------
                                                                                                   Securities
             Name and Principal                                 Salary           Bonus         Underlying Options
                  Position                       Year            ($)              ($)            (# of shares)
  ----------------------------------------       ----        -----------      -----------    -----------------
John W. Paulson,                                 1999          $148,100         $22,215             100,000
   Chief Executive Officer and Chairman          1998           141,597          42,930                   0
                                                 1997           134,946               0                   0(1)

Ronald B. Raup,                                  1999          $152,456         $ 5,000              75,000
   Former President and Chief Operating          1998           161,997          47,250                   0
   Officer                                       1997           154,677               0              50,000(2)

Mark E. Dunn,                                    1999          $115,900         $20,862              30,000
   Senior Vice President                         1998           110,496          25,200                   0
                                                 1997           105,177               0              15,000(3)

Barbara S. Remley,                               1999          $105,000         $18,000              25,000
   Chief Financial Officer                       1998            62,287          14,962              45,000

Glenna A. Dibrell,                               1999          $105,000         $18,000              15,000
   Vice President of Marketing                   1998            16,471           8,750              35,000


(1)      Does not include  options for 137,500  shares which were granted in 1994 and 1996 and which were  repriced in fiscal 1997.
(2)      Does not include  options for 100,000  shares which were granted in 1995 and 1996 and which were  repriced in fiscal 1997.
(3)      Does not  include  options  for 60,000  shares  which were  granted in 1993,  1994 and 1996 and which were repriced in fiscal 1997.


Employment Agreement

         Ronald R. Raup resigned as President and Chief Executive Officer as of November 15, 1999. The Company had an Employment Agreement with Mr. Raup which provided for a base salary subject to annual review, and a potential bonus. The Employment Agreement provided that Mr. Raup could terminate his employment at any time and that the Company could terminate such employment on 30 days written notice; provided, however, if the Company terminated Mr. Raup's employment for any reason other than for cause, the Company would pay him an amount equal to one year's base salary.

Option/SAR Grants During 1999 Fiscal Year

         The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1999. The Company has not granted stock appreciation rights.

                    Number of
                    Securities   % of Total
                    Underlying  Options/SARs
                   Options/SARs  Granted to     Exercise or
                     Granted    Employees in     Base Price      Expiration
      Name             (#)      Fiscal Year        ($/Sh)           Date
      ----           -------    -----------       --------       ----------
John R. Paulson     25,000 (1)      7.9%          $1.375           5/2/06
                    75,000 (2)     23.7%          $2.40625        6/29/06
Ronald B. Raup      25,000 (1)      7.9%          $1.375           5/2/06
                    50,000 (2)     15.8%          $2.40625        6/29/06
Mark E. Dunn        10,000 (1)      3.2%          $1.375           5/2/06
                    20,000 (2)      6.3%          $2.40625        6/29/06
Barbara S. Remley   10,000 (1)      3.2%          $1.375           5/2/06
                    15,000 (2)      4.7%          $2.40625        6/29/06
Glenna A. Dibrell    5,000 (1)      1.6%          $1.375           5/2/06
                    10,000 (2)      3.2%          $2.40625        6/29/06

------------------------

(1) Such options are exercisable in 60 equal monthly installments commencing on the last day of the month in which they were granted.

(2) Such options become exercisable on June 30, 2005, but will become exercisable earlier: (a) to the extent of 50% of the total number of shares in the event that prior to July 1, 2002 the reported closing price of the Company's Common Stock is $3.00 or higher for 60 consecutive days or the Company is sold, merged or liquidated in a transaction with a value of $3.00 per share or higher; and (b) to the extent of the balance of the total number shares in the event that prior to July 1, 2002 the reported closing price is $6.00 or higher for 60 calendar days or the Company is sold, merged or liquidated in a transaction with a value of $6.00 per share or higher. One-half of such options became exercisable on August 29, 1999 following attainment of the requisite $3.00 closing price for 60 consecutive days.

Aggregated Option/SAR Exercises During 1999 Fiscal Year and Fiscal Year End Option/SAR Values

         The following table provides information related to the exercise of stock options during fiscal 1999 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

                                                               Number of Unexercised
                                                               Securities Underlying         Value of Unexercised In-the-
                                                               Options at 12/31/99           Money Options at 12/31/99(1)
                                                            -----------------------------    ----------------------------
                             Shares
                          Acquired on        Value
Name                        Exercise      Realized(2)      Exercisable      Unexercisable    Exercisable     Unexercisable
----                        --------      --------         -----------      -------------    -----------     -------------
John W. Paulson                 0              N/A           178,333          59,167            $161,953        $27,891
Ronald B. Raup                  0              N/A           137,499(2)            0            $128,905              0
Mark E. Dunn                    0              N/A            47,708          32,292             $45,703        $29,297
Barbara S. Remley               0              N/A            23,833          46,167             $19,078        $44,203
Glenna A. Dibrell               0              N/A            13,834          36,166             $13,470        $45,593


(1) Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 1999 on the Nasdaq Stock Market was $2.50.

(2)      Such options were exercised during fiscal 2000.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1999 all Section 16(a) filing requirements applicable to Insiders were complied with.


                          INDEPENDENT PUBLIC ACCOUNTANT

         On November 3, 1998, the Company selected McGladrey & Pullen, LLP to serve as the Company's independent auditors for the 1998 fiscal year. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

         There were not, in connection with the audits of the two most recent fiscal years and any subsequent interim period preceding the selection of McGladrey & Pullen, LLP, any disagreements with Arthur Andersen, LLP, the independent public accountants engaged by the Company for prior years, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has Arthur Andersen LLP's report on the financial statements of the Company for the past two years contained an adverse opinion or disclaimer of opinion or been qualified as to uncertainty, audit scope or accounting principles.

         Representatives of McGladrey & Pullen, LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

         Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2001 annual meeting of shareholders must be received by the Company by November 23, 2000, to be considered for inclusion in the Company's proxy statement and related proxy for the 2001 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2001 annual meeting but not included in the Company's proxy statement and proxy is received by the Company after February 8, 2001, then management named in the Company's proxy form for the 2001 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                   FORM 10-KSB

         THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31,

1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MS. BARBARA S. REMLEY, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         John W. Paulson
                                         Chief Executive Officer

Dated:  March 24, 2000
        Eden Prairie, Minnesota

   Coda Music Technology, Inc.
          ANNUAL MEETING

     Tuesday, April 25, 2000 3:30 p.m.
                                                          [Map Appears Here]
     IDS Center (50th floor)
         80 S. 8th Street
      Minneapolis, Minnesota

         Parking Garage:
On Marquette between 7th & 8th St.




Coda Music Technology, Inc.
6210 Bury Drive, Eden Prairie, Minnesota 55346
PROXY

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 25, 2000.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Items 1 and 2.

By signing the proxy, you revoke all prior proxies and appoint John W. Paulson and Barbara S. Remley, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                    See reverse side for voting instructions

                               PLEASE DETACH HERE



              The Board of Directors Recommends a Vote FOR 1 and 2


1.  Election of Directors: 01 - John W. Paulson    04 - Benson K. Whitney
                           02 - Gordon F. Stofer   05 - Timothy M. Heaney
                           03 - Larry A. Pape

                           [   ]  Vote FOR all        [   ] Vote WITHHELD
                                  nominees (except          from all nominees
                                  as marked)

(Instructions:  To withhold authority to vote         [                        ]
for any indicated nominee,  write the number(s)       [                        ]
of the nominee(s) in the box provided to the right.)

1.  Set the number of directors at five (5): [ ] FOR  [ ] AGAINST  [ ]  ABSTAIN

3. In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change?  Mark Box [   ]       Date____________________________________
Indicate changes below:

                                      [                                     ]
                                      Signature(s) in Box
                                      Please sign exactly as your name(s)
                                      appear on Proxy.  If held in joint
                                      tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation title of authorized officer signing the proxy.